AMENDMENT NO. 10 TO FINANCING AGREEMENTS


                                                              December 12, 2001



One Price Clothing Stores, Inc.
1875 East Main Street
Duncan, South Carolina 29334

One Price Clothing of Puerto Rico, Inc.
1875 East Main Street
Duncan, South Carolina 29334

Gentlemen:


         Congress Financial Corporation (Southern) ("Lender"), One Price Clothing Stores, Inc. ("One Price") and One Price Clothing of Puerto Rico, Inc. ("One Price PR"; and together with One Price, individually referred to as a "Borrower" and collectively as the "Borrowers") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated March 25, 1996, between the Lender and Borrowers (the "Loan Agreement"), as amended by Amendment No. 1 to Financing Agreements, dated May 16, 1997, Amendment No. 2 to Financing Agreements, dated June 17, 1997, Amendment No. 3 to Financing Agreements, dated February 19, 1998, Amendment No. 4 to Financing Agreements, dated January 31, 1999, Amendment No. 5 to Financing Agreements, dated February 23, 2000, Amendment No. 6 to Financing Agreements, dated June 30, 2000, Amendment No. 7 to Financing Agreements, dated February 9, 2001, Amendment No. 8 to Financing Agreements, dated September 13, 2001, and Amendment No. 9 to Financing Agreements, dated November 12, 2001, together with various other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not herein defined shall have the meanings given to them in the Financing Agreements.

         Borrowers have requested that Lender agree to amend certain provisions of the Loan Agreement. Lender is willing to do so on the terms and conditions and to the extent set forth herein.

         In consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

1. Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

2.   Amendments to Loan Agreement.

Definition of Adjusted Net Worth. Section 1.3 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                  ""Adjusted Net Worth" shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to the difference between: (a) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose as the lower of cost, on a first-in-first-out average cost basis, or market value computed under the retail method of accounting, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization),and
                  (b) the aggregate amount of the indebtedness and other liabilities of such Person and its subsidiaries (including tax and other proper accruals); provided, that, as to Borrowers, for purposes of calculating compliance with Section 9.14 hereof, the SFAS 109 Reserves of Borrowers and their consolidated subsidiaries shall not be considered in computing the aggregate net book value of assets. For purposes of this definition, the term "SFAS 109 Reserves" shall mean as to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to all non-cash accounting reserves established against deferred income tax assets under Statement of Financial Accounting Standards Number 109."

     3. Conditions Precedent. The effectiveness of the amendments set forth herein are further conditioned upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

     (a) No Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred;


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     (b)  Lender  shall have  received an original of the consent  letter,  duly authorized and delivered by Enhanced Retail Funding, LLC, in form and substance satisfactory to Lender, agreeing to its consent to this Amendment; and

     (c) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers and One Price VI.

     4. Additional Representations, Warranties and Covenants. Each Borrower represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

     (a) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment); and

     (b) This Amendment has been duly executed and delivered by each Borrower and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower contained herein constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms.

     5.   Miscellaneous.

     (a) Entire Agreement; Ratification and Confirmation of the Financing Agreements. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments and communications between or among the parties concerning the subject matter hereof. This Amendment may not be modified or any provision waived, except in writing signed by the party against whom such modification or waiver is sought to be enforced. Except for those provisions specifically modified or waived pursuant hereto, the Financing Agreements are hereby ratified, restated and confirmed by the parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

     (b) Governing Law. This Amendment and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Georgia, without regard to principles of conflicts of law.


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     (c)  Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     (d) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.



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         By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein.

                                                  Very truly yours,

                                                  CONGRESS FINANCIAL CORPORATION
                                                    (SOUTHERN)

                                                  By:    /s/ Barry M. Dolin

                                                  Title: Vice President


AGREED AND ACCEPTED:

ONE PRICE CLOTHING STORES, INC.

By:    /s/ C. Burt Duren

Title: Vice President & Treasurer


ONE PRICE CLOTHING OF PUERTO RICO, INC.

By:    /s/ C. Burt Duren

Title: Vice President & Treasurer


CONSENTED TO AND AGREED:

ONE PRICE CLOTHING - U.S. VIRGIN ISLANDS, INC.

By:    /s/ C. Burt Duren

Title: Vice President & Treasurer